COLLEGE RETIREMENT EQUITIES FUND
(CREF)

SUPPLEMENT NO. 1
dated July 31, 2009
to the
May 1, 2009 Statement of Additional Information (SAI)

CREDIT FACILITY

Certain information regarding the Accounts’ Credit Facility has been updated. The following sentence replaces the last sentence of the first paragraph under the section entitled “Credit Facility” on page B-4 of the SAI:

“Interest associated with any borrowing under the facility will be charged to the borrowing Accounts at rates that are based on a specified rate of interest.”

TRUSTEE AND OFFICER INFORMATION

Certain biographical information for two of the members of the Board of Trustees has been updated. Forrest Berkley no longer serves as a member of the Investment Committee of The Boston Athenaeum. Also, Nancy L. Jacob no longer serves as a Director and Chairman of the Investment Committee of the Okabena Company. Accordingly, all references to such appointments for Mr. Berkley and Ms. Jacob, respectively, in the table entitled “Disinterested Trustees” under the column heading “Other Directorships Held by Trustee” on page B-23 of the SAI are hereby deleted in their entirety. In addition, as a result of recent mergers and other transactions involving certain portfolios of the TIAA-CREF Funds, all references to “61” portfolios in the table entitled “Disinterested Trustees” under the column heading “Number of Portfolios in Fund Complex Overseen by Trustee” on pages B-23 through B-24 of the SAI are hereby deleted and replaced with “55.”

BOARD COMMITTEES

The number of meetings held by certain committees of the Board of Trustees during fiscal year 2008 has been updated. Accordingly, the following sentence replaces the fourth sentence of the paragraph numbered “(1)” under the section entitled “Board Committees” on page B-27 of the SAI:

“During the fiscal year ended December 31, 2008, the Audit and Compliance Committee held eight meetings.”

The following sentence replaces the second sentence of the paragraph numbered “(2)” under the section entitled “Board Committees” on page B-27 of the SAI:

“During the fiscal year ended December 31, 2008, the Investment Committee held five meetings.”

The following sentence replaces the second sentence of the paragraph numbered “(5)” under the section entitled “Board Committees” on page B-27 of the SAI:

“During the fiscal year ended December 31, 2008, the Nominating and Governance Committee held six meetings.”

The following sentence replaces the second sentence of the paragraph numbered “(6)” under the section entitled “Board Committees” on page B-27 of the SAI:

“During the fiscal year ended December 31, 2008, the Operations Committee held seven meetings.”

TRUSTEE AND OFFICER COMPENSATION

The compensation received in fiscal year 2008 by one of the trustees has been updated. Accordingly, the entry for Nancy L. Jacob in the table entitled “Trustee and Officer Compensation” on page B-26 of the SAI is hereby replaced in its entirety to read as follows:

Name	Aggregate Compensation from CREF	Long Term Performance Contribution As Part of CREF Expenses	Total Compensation Paid From TIAA-CREF Fund Complex
Nancy L. Jacob	$271,497	$67,529	$301,500

INVESTMENT ADVISORY AND RELATED SERVICES

The last sentence of the first paragraph under the section entitled “Investment Advisory and Related Services” on page B-28 of the SAI should be replaced in its entirety by the following sentence:

“TCIM shares employees and other resources with other affiliates of TIAA, and the expenses of these employees and resources are allocated under processes approved by the Board.”

A11905 (7/09)